UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2005


                                  AUXILIO, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction if incorporation)

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              000-27507                                 88-0350448
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       (Commission File Number)            (I.R.S. Employer Identification No.)
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           27401 Los Altos, Suite 100, Mission Viejo, California 92691
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                    (Address of principal executive offices)

                                 (949) 614-0700
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.        Sale of Unregistered Securities

On July 30, 2005, Auxilio, Inc. (the "Company") consummated the closing of a private placement offering (the "Offering") pursuant to which the Company raised capital in an aggregate gross amount of $3,214,500. In connection with the closing of the Offering, the Company issued 1,607,250 shares of its common stock $0.001 par value to certain investors (the "Investors"). Each share of common stock was sold at a per share purchase price of $2.00. The Company paid a fee of $257,160 and has agreed to issue an aggregate 128,580 warrants (the "Agent Warrants") to purchase common stock to Blue Bay Capital, who acted as the placement agent. The Agent Warrants are immediately exercisable at $2.50 per share and will expire five years after issuance. A copy of the form of Agent Warrant has been attached hereto as Exhibit 4.1.

In connection with the offer and sale of securities to the Investors and the placement agent, the Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder. The Company believes that the Investors and the placement agent are "accredited investors", as such term is defined in Rule 501(a) promulgated under the Securities Act.

The shares of Common Stock and the Agent Warrant have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Item
7.01 Regulation FD Disclosure.
On August 1, 2005, the Company issued a press release announcing the closing of the private placement offering. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits

      (c) Exhibits.

      4.1   Form of Agent Warrant to purchase shares of Common Stock

      99.1 Press Release issued by the Company on August 1, 2005, announcing the closing of the Offering

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AUXILIO, INC.

Date:    August 1, 2005
                                              By:    /s/ Paul T. Anthony
                                              Name:  Paul T. Anthony
                                              Title: Chief Financial Officer
                                                     Principal Financial Officer

                                  EXHIBIT INDEX

Exhibits:  Description of Document

4.1        Form of Agent Warrant to purchase shares of Common Stock

99.1 Press Release issued by the Company on August 1, 2005, announcing the closing of the Offering